Exhibit 10.3

                                                                  EXECUTION COPY

                          SECURITIES PURCHASE AGREEMENT

         This Securities Purchase Agreement (this "AGREEMENT") is dated as of January 23, 2004 by and among GuruNet Corporation, a Delaware corporation (the "COMPANY"), and each purchaser identified on the signature pages hereto (each, a "PURCHASER" and collectively, the "PURCHASERS").

         WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, certain securities of the Company as more fully described in this Agreement.

         NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each of the Purchasers agree as follows:

ARTICLE I
                                   DEFINITIONS

1.1 DEFINITIONS. In addition to the terms defined elsewhere in this Agreement, the following terms have the meanings indicated:

                  "ACTUAL MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares, ignoring any limits on the number of shares of Common Stock that may be owned by a Purchaser at any one time and assuming that (a) any previously unconverted Notes are held until the one-year anniversary of the Closing Date or, if earlier, until maturity, and all interest on the Notes is paid in shares of Common Stock, (b) the maximum number of Underlying Shares is issued pursuant to the Warrants, and (c) the Conversion Price (as defined in the Notes) at all times on and after the date of determination equals 100% of the actual Conversion Price on the Business Day immediately prior to the date of determination.

                  "AFFILIATE" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

                  "BANKRUPTCY EVENT" means any of the following events: (a) the Company or any Subsidiary commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Company or any Subsidiary thereof; (b) there is commenced against the Company or any Subsidiary any such case or proceeding that is not dismissed within 60 days after commencement;
         (c) the Company or

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         any  Subsidiary  is  adjudicated  insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered;
         (d) the Company or any Subsidiary suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 days; (e) the Company or any Subsidiary makes a general assignment for the benefit of creditors; (f) the Company or any Subsidiary fails to pay, or states that it is unable to pay or is unable to pay, its debts generally as they become due; or
         (g) the Company or any Subsidiary, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

                  "BUSINESS DAY" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

                   "CHANGE OF CONTROL" means the occurrence of any of the following in one or a series of related transactions: (i) an acquisition after the date hereof by an individual or legal entity or "group" (as described in Rule 13d-5(b)(1) under the Exchange Act) of more than one-third of the voting rights or equity interests in the Company; (ii) a replacement of more than one-third of the members of the Company's board of directors that is not approved by those individuals who are members of the board of directors on the date hereof (or other directors previously approved by such individuals);
         (iii) a merger or consolidation of the Company or any Subsidiary or a sale of more than one-third of the assets of the Company in one or a series of related transactions, unless following such transaction or series of transactions, the holders of the Company's securities prior to the first such transaction continue to hold at least two-thirds of the voting rights and equity interests in of the surviving entity or acquirer of such assets; (iv) a recapitalization, reorganization or other transaction involving the Company or any Subsidiary that constitutes or results in a transfer of more than one-third of the voting rights or equity interests in the Company; (v) consummation of a "Rule 13e-3 transaction" as defined in Rule 13e-3 under the Exchange Act with respect to the Company, or (vi) the execution by the Company or its controlling stockholders of an agreement providing for or reasonably likely to result in any of the foregoing events.

                  "CLOSING" means the closing of the purchase and sale of the Notes and the Warrants pursuant to Section 2.1.

                  "CLOSING DATE" means the date of the Closing.

                  "CLOSING PRICE" means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on an Eligible Market or any other national securities exchange, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) on the primary Eligible Market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; (c) if prices for the Common Stock are then reported in the "Pink Sheets"

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         published by the National  Quotation Bureau  Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported; or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and the Lead Purchaser.

                  "COMMISSION" means the Securities and Exchange Commission.

                  "COMMON STOCK" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock may hereafter be reclassified.

                  "COMMON STOCK EQUIVALENTS" means, collectively, Options and Convertible Securities.

                  "COMPANY  COUNSEL"  means  Morrison  Cohen Singer & Weinstein,
         LLP.

                  "CONVERTIBLE SECURITIES" means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Common Stock.

                  "EFFECTIVE   DATE"  means  the  date  that  the   Registration
         Statement filed pursuant to Section 6.1 is first declared effective by the Commission.

                  "ELIGIBLE MARKET" means any of the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or the OTC Bulletin Board.

                  "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

                  "EXCLUDED STOCK" means (a) the issuance of Common Stock upon exercise or conversion of any options or other securities described in
         SCHEDULE 3.1(F) (provided that such exercise or conversion occurs in accordance with the terms thereof, without amendment or modification, and that the applicable exercise or conversion price or ratio is described in such schedule), (b) any options granted to directors, officers, employees or other service providers of the Company pursuant to any Company option plan then in effect and any shares of Common Stock or other securities issuable in connection with the exercise of any such options, or (c) any Common Stock or Common Stock Equivalents issued by the Company in connection with a bona fide acquisition of a Person or any assets thereof, as approved by the Company's Board of Directors and not for the principal purpose of raising cash.

                  "FILING DATE" means the fifth day following the IPO Event Due Date.

                  "IPO EVENT" means the occurrence of an initial public offering of the Company's Common Stock (including all of the Registrable Securities for resale) with a recognized underwriter (it being agreed that EarlyBird Capital, Inc. is a recognized underwriter).

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                  "IPO  EVENT DUE DATE"  means the later to occur of the 180 day anniversary of the date of the Closing and June 30, 2004.

                  "LEAD PURCHASER" means Vertical Ventures, LLC or its successor or assign.

                  "LIEN" means any lien, charge, claim, security interest, encumbrance, right of first refusal or other restriction.

                  "LOSSES"   means  any  and  all   losses,   claims,   damages,
         liabilities,   settlement  costs  and  expenses,   including,   without
         limitation, costs of preparation and reasonable attorneys' fees.

                  "NOTES" means $[_______] in aggregate principal amount of 8% senior secured convertible notes due January___, 2005 issued by the Company to the Purchasers hereunder substantially in the form of EXHIBIT B hereto.

                  "OPTIONS" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "PERSON" means any individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or any court or other federal, state, local or other governmental authority or other entity of any kind.

                  "PLEDGE AGREEMENT" means the Pledge Agreement to be entered into among the Company, Vertical Ventures, as agent, and the Purchasers substantially in the form of EXHIBIT H.

                  "POST-EFFECTIVE AMENDMENT" means a post-effective amendment to the Registration Statement.

                  "POST-EFFECTIVE AMENDMENT FILING DEADLINE" means the fifth Business Day after the Registration Statement ceases to be effective pursuant to applicable securities laws due to the passage of time or the occurrence of an event requiring the Company to file a Post-Effective Amendment.

                  "PREFERRED STOCK" means each of the Company's Series A Preferred Stock, par value $0.01 per share, Series B Preferred Stock, par value $0.01 per share, Series C Preferred Stock, par value $0.01 per share and Series D Preferred Stock, par value $0.01 per share.

                  "PROCEEDING" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

                  "PROSPECTUS" means the prospectus included in the Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of
         an  effective   registration  statement  in  reliance

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         upon Rule 430A  promulgated  under the  Securities  Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

                  "REGISTRABLE SECURITIES" means any Common Stock (including Underlying Shares) issued or issuable pursuant to the Transaction
         Documents, together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

                  "REGISTRATION STATEMENT" means the registration statement filed relating to the IPO Event or required to be filed under Section 6.1, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

                  "REQUIRED EFFECTIVENESS DATE" means the IPO Event Due Date.

                  "REQUIRED MINIMUM" means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to the Transaction Documents, including any Underlying Shares, ignoring any limits on the number of shares of Common Stock that may be owned by a Purchaser at any one time and assuming that: (a) any previously unconverted Notes are held until the one-year anniversary of the Closing Date or, if earlier, until maturity, and all interest on the Notes is paid in shares of Common Stock, (b) the maximum number of Underlying Shares is issued pursuant to the Warrants and (c) the Conversion Price (as defined in the Notes) at all times on and after the date of determination equals 50% of the actual Conversion Price (as defined in the Notes) on the Business Day immediately prior to the date of determination.

                  "RESTRICTED PERSONS" means any directors and officers of the Company and any Person that is or shall become, after giving effect to any or all of the transactions contemplated hereby including, without limitation, the IPO Event, a "beneficial owner" (as determined pursuant to Rule 13d-3 under the Exchange Act) of 1% or more of the capital stock of the Company and any immediate family member or Affiliate of any of the foregoing Persons.

                  "RULE 144," "RULE 415," and "RULE 424" means Rule 144, Rule 415 and Rule 424, respectively, promulgated by the Commission pursuant to the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

                  "SECURITIES" means the Notes, the Warrants and the Underlying Shares.

                  "SECURITIES ACT" means the Securities Act of 1933, as amended.

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                  "SECURITY  AGREEMENT" means the Security Agreement dated as of the Closing Date, among the Company, Vertical Ventures, LLC, as agent, and the Purchasers substantially in the form of EXHIBIT I.

                  "SUBSIDIARY" means any Person in which the Company, directly or indirectly, owns capital stock or holds an equity or similar interest that are required to be listed in Schedule 3.1(a).

                  "TRADING MARKET" means the OTC Bulletin Board or any other Eligible Market on which the Common Stock is then listed or quoted.

                  "TRANSACTION DOCUMENTS" means this Agreement, the Notes, the Warrants, the Transfer Agent Instructions and any other documents or agreements executed or delivered in connection with the transactions contemplated hereunder.

                  "TRANSFER AGENT" means any transfer agent selected by the Company.

                  "TRANSFER AGENT INSTRUCTIONS" means the Irrevocable Transfer Agent Instructions, in the form of EXHIBIT E, executed by the Company and delivered to and acknowledged in writing by the Transfer Agent.

                  "UNDERLYING SHARES" means the shares of Common Stock issuable upon conversion of the Notes, upon exercise of the Warrants, and any securities issued in exchange for or in respect of such shares.

                  "WARRANTS" means, (i) collectively, the Common Stock purchase warrants issued and sold under this Agreement, in the form of EXHIBIT A-1, and any replacement warrants issued upon partial exercise of such warrants, and (ii) with respect to the Lead Purchaser, the Common Stock purchase warrant issued and sold under this Agreement to the Lead Purchaser, in the form of EXHIBIT A-2, and any replacement warrants issued upon partial exercise of such warrant.

                                   ARTICLE II
                                PURCHASE AND SALE

2.1 CLOSING. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to each Purchaser, and each Purchaser shall, severally and not jointly, purchase from the Company, the Notes and a Warrant to purchase such number of Underlying Shares, each as indicated below such Purchaser's name on the signature page of this Agreement, for an aggregate purchase price for such Purchaser as indicated below such Purchaser's name on the signature page of this Agreement. The Closing shall take place at the offices of Proskauer Rose LLP immediately following the execution hereof, or at such other location or time as the parties may agree.

2.2      CLOSING DELIVERIES.

                  (a) At the Closing, the Company shall deliver or cause to be delivered to each Purchaser the following:

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                  (i) a Note in the aggregate  principal  amount indicated below such Purchaser's name on the signature page of this Agreement, registered in the name of such Purchaser;

                  (ii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to acquire the number of Underlying Shares indicated below such Purchaser's name on the signature page of this Agreement, on the terms set forth therein;

                  (iii) with respect to the Lead Purchaser, a Warrant, registered in the name of the Lead Purchaser, pursuant to which the Lead Purchaser shall have the right to acquire the number of Underlying Shares indicated below Lead Purchaser's name on the signature page of this Agreement, on the terms set forth therein;

                  (iv) a lock-up letter in the form of EXHIBIT F-1 executed by each Restricted Person;

                  (v) the Security Agreement executed by the parties thereto;

                  (vi)  copies  of  the  Uniform   Commercial   Code   financing
         statements and other documents or agreements required by the Security Agreement or Pledge Agreement with respect to the security or pledge granted thereby, and evidence of the filing of such financing statement, documents or agreements;

                  (vii) the Company has obtained key man life insurance on Robert S. Rosenschein, its chief executive officer in an amount no less than $1,000,000;

                  (viii) the Company has entered into an employment agreement with Robert S. Rosenschein, its chief executive officer, in form and substance reasonably acceptable to EarlyBirdCapital, Inc. and the Lead Purchaser;

                  (ix) a legal opinion of Company Counsel, in the form of EXHIBIT C, executed by such counsel and delivered to the Purchasers; and

                  (x) duly executed Transfer Agent Instructions acknowledged by the Transfer Agent.

                  (b) At the Closing, each Purchaser shall deliver or cause to be delivered to the Company the following:

                  (i) the purchase price indicated below such Purchaser's name on the signature page of this Agreement, in United States dollars and in immediately available funds, by wire transfer to an account designated in writing by the Company for such purpose;

                  (ii) a lock-up letter in the form of Exhibit F-2 executed by such Purchaser (the "PURCHASER LOCK-UP Letter"); and

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                  (iii) a complete,  executed copy of the NASD  Questionnaire in the form of Exhibit J.

ARTICLE III
                                               REPRESENTATIONS AND WARRANTIES

3.1 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to each of the Purchasers as follows:

                  (a) Subsidiaries. The Company has no direct or indirect Subsidiaries other than those listed in Schedule 3.1(a). Except as disclosed in
Schedule 3.1(a), the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any Lien, and all the issued and outstanding shares of capital stock or comparable equity interests of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                  (b) ORGANIZATION AND QUALIFICATION. Each of the Company and the Subsidiaries is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate, (i) adversely affect the legality, validity or enforceability of any Transaction Document, (ii) have or result in a material adverse effect on the results of operations, assets, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "MATERIAL ADVERSE EFFECT").

                  (c) AUTHORIZATION; ENFORCEMENT. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, its Board of Directors or its stockholders. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and is, or when delivered in accordance with the terms hereof, will constitute, the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

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                  (d) NO CONFLICTS.  Except as set forth on Schedule 3.1(d), the execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, except to the extent that such conflict, default or termination right could not reasonably be expected to have a Material Adverse Effect, or (iii) assuming the accuracy of the representations and warranties of each Purchaser set forth in Section 3.2, result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a
Subsidiary  is  subject   (including  federal  and  state  securities  laws  and
regulations and the rules and regulations of any self-regulatory organization to which the Company or its securities are subject), or by which any property or asset of the Company or a Subsidiary is bound or affected.

                  (e)  ISSUANCE  OF  THE  SECURITIES.  Except  as  disclosed  in
Schedule 3.1(e), the Securities (including the Underlying Shares) are duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens (other than any Lien created by the Purchaser) and shall not be subject to preemptive rights or similar rights of stockholders. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable upon exercise of the Warrants.

                  (f) CAPITALIZATION. The number of shares and type of all authorized, issued and outstanding capital stock, options and other securities of the Company (whether or not presently convertible into or exercisable or exchangeable for shares of capital stock of the Company) is set forth in
Schedule 3.1(f). All outstanding shares of capital stock are duly authorized, validly issued, fully paid and nonassessable and have been issued in compliance with all applicable securities laws. Except as disclosed in Schedule 3.1(f), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. Except as disclosed in Schedule 3.1(f), there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders) and the issue and sale of the Securities (including the Underlying Shares) will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                  (g) FINANCIAL STATEMENTS. The Company has delivered to the Purchasers true and complete copies of (i) the audited consolidated balance sheets of the Company and its Subsidiary as of December 31, 2002, December 31, 2001 and December 31, 2000 and the related consolidated statements of operation, stockholders' equity and comprehensive income (loss) and cash flow, together with the notes thereto, of the Company and its Subsidiary for the years then ended, together with the report of KPMG, in the case of the years ended December 31, 2000 and 2001, and the report of Somekh Chaikin, a member of KPMG International, thereon, in the case of the year ended December 31, 2002 (the "AUDITED FINANCIAL STATEMENTS"), and (ii) the unaudited consolidated balance sheets of the Company and its Subsidiary as of September 30, 2003 and the related consolidated statements of income and cash flow, without notes, of the Company and its Subsidiary for the nine month period ended September 30, 2003 (the "UNAUDITED FINANCIAL STATEMENTS"). The Audited Financial Statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. To the Company's knowledge, the Unaudited Financial Statements have been prepared in accordance with GAAP, except as may be otherwise specified in such Schedule 3.1(g), and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject to normal, immaterial, year-end audit adjustments.

                  (h) MATERIAL CONTRACTS AND OTHER COMMITMENTS. Except as disclosed in the Schedule 3.1(h), the Company and the Subsidiary do not have any contract, agreement, lease, or other commitment, written or oral, absolute or contingent, other than (i) contracts for the purchase of supplies and services that were entered into the ordinary course of business and that do not, as of the date hereof, involve more than $100,000 each; (ii) contracts for the distribution, marketing or co-branding of the Company's services or contracts for the licensing of content incorporated into the Company's services, in each case, entered into the ordinary course of business; and (iii) contracts terminable at will by the Company or the Subsidiary on no more than sixty (60) days notice without cost or liability to the Company or the Subsidiary.

                  (i )MATERIAL CHANGES. Since September 30, 2003, except as specifically disclosed in Schedule 3.1(i), (i) there has been no event, occurrence or development that, individually or in the aggregate, has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

                  (j) ABSENCE OF LITIGATION. Except as set forth in Schedule 3.1(j), there is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect. Schedule 3.1(j) contains a complete list and summary description of any pending or, to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its Subsidiaries that could reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect.

                  (k) COMPLIANCE. Except as set forth in Schedule 3.1(k), neither the Company nor any Subsidiary (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in the case of clauses (i) -
(iii) as could not reasonably be expected to, individually or in the aggregate, have or result in a Material Adverse Effect.

                  (l) TITLE TO ASSETS. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in material compliance.

                  (m) CERTAIN FEES. Except as described in Schedule 3.1(m), all of which are payable to registered broker-dealers, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions.

                  (n) PRIVATE PLACEMENT. Neither the Company nor any Person acting on the Company's behalf has sold or offered to sell or solicited any offer to buy the Securities by means of any form of general solicitation or advertising. Neither the Company nor any of its

Affiliates nor any Person acting on the Company's behalf has, directly or indirectly, at any time within the past six months, made any offer or sale of any security or solicitation of any offer to buy any security under circumstances that would (i) eliminate the availability of the exemption from registration under Regulation D under the Securities Act in connection with the offer and sale of the Securities as contemplated hereby or (ii) cause the offering of the Securities pursuant to the Transaction Documents to be integrated with prior offerings by the Company for purposes of any applicable law or regulation. The Company is not, and is not an Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended. The Company is not a United States real property holding corporation within the meaning of the Foreign Investment in Real Property Tax Act of 1980.

                  (o) FORM SB-2 ELIGIBILITY. The Company is eligible to register its Common Stock for resale by the Purchasers using Form SB-2 promulgated under the Securities Act.

                  (p) REGISTRATION RIGHTS. Except as described in Schedule 3.1(p), the Company has not granted or agreed to grant to any Person any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other governmental authority that have not been satisfied.

                  (q) APPLICATION OF TAKEOVER PROTECTIONS. There is no control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company's charter documents that is or could become applicable to any of the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including, without limitation, as a result of the Company's issuance of the Securities and the Purchasers' ownership of the Securities.

                  (r) DISCLOSURE. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Schedules to this Agreement, furnished by or on behalf of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in
Section 3.2.

                  (s) ACKNOWLEDGMENT REGARDING PURCHASERS' PURCHASE OF SECURITIES. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company or any other Purchaser (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Purchaser's purchase of the Securities. The Company further represents to each Purchaser that the

Company's decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

                  (t) PATENTS AND TRADEMARKS. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as currently being operated, except where failure to so have could reasonably be expected to have a Material Adverse Effect (collectively, the "INTELLECTUAL PROPERTY RIGHTS"). Schedule 3.1(t) sets forth a complete and true list of the Company's Intellectual Property Rights. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                  (u) INSURANCE. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. Except as disclosed on Schedule 3.1(u), neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                  (v) REGULATORY PERMITS. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently being operated, except where the failure to possess such permits could not, individually or in the aggregate, reasonably be expected to have or result in a Material Adverse Effect ("MATERIAL PERMITS"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                  (w) TRANSACTIONS WITH AFFILIATES AND EMPLOYEES. Except as set forth in Schedule 3.1(w), none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

                  (x) SOLVENCY. Based on the financial condition of the Company as of the Closing Date (after taking into account the proceeds received or to be received by the Company from the sale of the Securities), (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                  (y) GOING CONCERN. The Company and the Subsidiaries have no knowledge (after taking into account the proceeds received or to be received by the Company from the sale of the Securities) that Somekh Chaikin, the Company's independent public accountants, will issue an audit letter containing a "going concern" opinion in connection with the Company's annual report for the period ended December 31, 2003 or otherwise.

                  (z) SENIORITY. As of the date of this Agreement, no indebtedness of the Company is or will be senior to or pari passu with the Notes in right of payment, whether with respect to interest or upon liquidation or dissolution, or otherwise.

                  (aa) INTERNAL ACCOUNTING CONTROLS. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

3.2 REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby, as to itself only and for no other Purchaser, represents and warrants to the Company as follows:

                  (a) ORGANIZATION; AUTHORITY. If the Purchaser is a corporation, limited liability company or partnership, such Purchaser is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. If the Purchaser is an individual, such Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which he is a party and otherwise to carry out his obligations hereunder and thereunder. The purchase by such Purchaser of the Notes and the Warrants hereunder has been duly authorized by all necessary action on the part of such Purchaser. This Agreement has been duly executed and delivered by such Purchaser and constitutes the valid and binding obligation of such Purchaser, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity relating to enforceability.

                  (b) INVESTMENT INTENT Such Purchaser is acquiring the Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Securities or any part thereof, without prejudice, however, to such Purchaser's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Securities pursuant to an effective registration statement under the Securities Act or under an exemption from such registration and in compliance with applicable federal, state and foreign securities laws. Nothing contained herein shall be deemed a representation or warranty by such Purchaser to hold Securities for any period of time.

                  (c) PURCHASER STATUS. At the time such Purchaser was offered the Notes and the Warrants, it was, and at the date hereof it is, an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (d) EXPERIENCE OF SUCH PURCHASER. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                                   ARTICLE IV
                         OTHER AGREEMENTS OF THE PARTIES

4.1      TRANSFER RESTRICTIONS.

                  (a) Securities may only be disposed of pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act, and in compliance with any applicable state securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or to the Company or pursuant to Rule 144(k), except as otherwise set forth herein, the Company may require the transferor to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration under the Securities Act or any applicable state securities laws. Notwithstanding the foregoing, the Company hereby consents to and agrees to register on the books of the Company and with its Transfer Agent, without any such legal opinion, any transfer of Securities by a Purchaser to an Affiliate of such Purchaser, provided that the transferee certifies to the Company that it is an "accredited investor" as defined in Rule 501(a) under the Securities Act.

                  (b) The Purchasers agree to the imprinting, so long as is required by this SECTION 4.1(B), of the following legend on any certificate evidencing Securities:

                  [NEITHER] THESE SECURITIES [NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE] HAVE [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  [IF THE IPO EVENT HAS OCCURRED, THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER AND MAY NOT BE SOLD, EXCHANGED, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH AND SUBJECT TO ALL THE TERMS AND CONDITIONS OF A CERTAIN LOCK-UP AGREEMENT DATED AS OF JANUARY __, 2004 (AS THE SAME MAY BE AMENDED OR MODIFIED FROM TIME TO TIME), A COPY OF WHICH THE COMPANY WILL FURNISH TO THE HOLDER OF THIS CERTIFICATE UPON REQUEST AND WITHOUT CHARGE.]

                  NOTWITHSTANDING THE FOREGOING, THESE SECURITIES [AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY SUCH SECURITIES, PROVIDED THAT ANY EXERCISE OF ANY RIGHTS BY ANY SECURED PARTY SHALL COMPLY WITH THESE LEGEND REQUIREMENTS.

         Certificates evidencing Securities shall not be required to contain such legend or any other legend (i) while a Registration Statement covering the resale of such Securities is effective under the Securities Act (unless a stop order is then in effect), or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission); PROVIDED, HOWEVER, that such certificates shall retain the legend relating to the Purchaser Lock-up Letter to the extent still applicable. The Company shall cause its counsel to issue the legal opinion included in the Transfer Agent Instructions to the Transfer Agent on the Effective Date. Following the Effective Date or at such earlier time as a legend is no longer required for certain Securities, the Company will no later than five Business Days following the delivery by a Purchaser to the Company or the Transfer Agent of a legended certificate representing such Securities, deliver or cause to be delivered to such Purchaser a certificate representing such Securities that is free from all restrictive and other legends; PROVIDED, HOWEVER, that such certificates shall retain the legend relating to the Purchaser Lock-up Letter to the extent still applicable. Following the Effective Date and upon the delivery to any Purchaser of any certificate representing Securities that is free from all restrictive legends, such Purchaser agrees that any sale of such Securities shall be made pursuant to the Registration Statement and in accordance with the plan of distribution described therein, and such Purchaser shall comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

                  (c) The Purchaser may from time to time pledge or grant a security interest in some or all of the Securities in connection with a bona fide margin agreement or other loan or financing arrangement secured by the Securities and, if required under the terms of such agreement, loan or arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties; provided, that such pledgee or secured party agrees to take the Securities subject to the Purchaser Lock-up Letter. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, following the Effective Date, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) of the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of selling stockholders thereunder.

4.2 FURNISHING OF INFORMATION. As long as any Purchaser owns Securities, the Company covenants to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the IPO Event or the Effective Date, as the case may be, pursuant to the Exchange Act. Upon the request of any Purchaser, the Company shall deliver to such Purchaser a written certification of a duly authorized officer as to whether it has complied with the preceding sentence. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to such laws, it will prepare and furnish to the Purchasers and make publicly available in accordance with paragraph (c) of Rule 144 such information as is required for the Purchasers to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request to satisfy the provisions of Rule 144 applicable to the issuer of securities relating to transactions for the sale of securities pursuant to Rule 144.

4.3 INTEGRATION. The Company and its Subsidiaries shall not, and shall use its best efforts to ensure that no Affiliate of the Company or its Subsidiaries shall, sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities to the Purchasers.

4.4      RESERVATION AND LISTING OF SECURITIES.

                  (a) The Company shall maintain a reserve from its duly authorized shares of Common Stock for issuance pursuant to the Transaction Documents in such amount as may be required to fulfill its obligations in full under the Transaction Documents.

                  (b) If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock (the "REMAINING AUTHORIZED SHARES") is less than 125% of (i) the Actual Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to the Transaction Documents, then the Board of Directors of the Company shall use its best efforts to amend the Company's certificate or articles of incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as possible and in any event not later than the 60th day after such date; provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to the Transaction Documents.

                  (c) If, at the time any Purchaser requests an exercise or conversion of any Securities, the Actual Minimum minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents exceeds the Remaining Authorized Shares, then the Company shall issue to the Purchaser requesting such exercise or conversion a number of Underlying Shares not exceeding such Purchaser's pro-rata portion of the Remaining Authorized Shares (based on such Purchaser's share of the aggregate purchase price paid hereunder and considering any Underlying Shares previously issued to such Purchaser), and the remainder of the Underlying Shares issuable in connection with such exercise or conversion (if any) shall constitute "EXCESS SHARES" pursuant to Section 4.4(f) below.

                  (d) The Company shall, following the Effective Date (i) in the time and manner required by the Trading Market, prepare and file with such Trading Market an additional shares listing application covering a number of shares of Common Stock at least equal to the greater of (A) the Required Minimum on the Closing Date and (B) the Required Minimum on the date of such application, (ii) take all steps necessary to cause such shares of Common Stock to be approved for listing on each Trading Market as soon as possible thereafter, (iii) provide to the Lead Purchaser evidence of such listing, and
(iv) maintain the listing of such Common Stock on such Trading Market or another Eligible Market.

                  (e) If, on any date, the number of shares of Common Stock previously listed on a Trading Market is less than 125% of the Actual Minimum on such date, then the Company shall take the necessary actions to list on such Trading Market, as soon as reasonably possible, a number of shares of Common Stock at least equal to the Required Minimum on such date; provided that the Company will not be required at any time to list a number of shares of Common Stock greater than the maximum number of shares of Common Stock that could possibly be issued pursuant to the Transaction Documents.

                  (f) Any Purchaser whose receipt of Excess Shares upon exercise or conversion of Securities is restricted based on the number of Remaining Authorized Shares shall have the option, by notice to the Company, to require the Company to either: (i) use its best efforts to obtain the required shareholder approval necessary to permit the issuance of such Excess Shares as soon as is possible, but in any event not later than the 60th day after such notice, or (ii) within five Business Days after such notice, pay cash to such Purchaser, as liquidated damages and not as a penalty, in an amount equal to the number of Excess Shares times 115% of the average Closing Price over the five Business Days immediately prior to the date of such notice or, if greater, the five Business Days immediately prior to the date of payment (the "CASH AMOUNT"). If the exercising or converting Purchaser elects the first option under the preceding sentence and the Company fails to obtain the required shareholder approval on or prior to the 60th day after such notice, then within three Business Days after such 60th day, the Company shall pay the Cash Amount to such Purchaser, as liquidated damages and not as penalty.

4.5      SUBSEQUENT PLACEMENTS.

                  (a) From the date hereof until the earlier to occur of (x) IPO Event or (y) the Effective Date (the "BLOCKOUT PERIOD"), the Company will not, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or the Subsidiaries' equity or equity equivalent securities, including without limitation any debt, preferred stock or other instrument or security that is, at any time during its life and under any circumstances, convertible into or exchangeable or exercisable for Common Stock or Common Stock Equivalents (any such offer, sale, grant, disposition or announcement being referred to as a "SUBSEQUENT PLACEMENT").

                  (b) The Blockout  Period set forth in the preceding  paragraph
(a) shall be extended for the number of Business Days following the Effective Date in which (i) the Registration Statement is not effective, or (ii) the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of Registrable Securities thereunder.

                  (c) From the end of the Blockout Period until the earlier to occur of (x) the IPO Event or (y) the two year anniversary of the Effective Date, the Company will not, directly or indirectly, effect any Subsequent Placement unless the Company shall have first complied with this Section 4.5(c).

                      (i) The Company shall deliver to each Purchaser a written notice (the "OFFER") of any proposed or intended issuance or sale or exchange of the securities being offered (the "OFFERED SECURITIES") in a Subsequent Placement, which Offer shall (w) identify and describe the Offered Securities, (x) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with each Purchaser a pro rata portion of the Offered Securities, based on such Purchaser's pro rata portion of the aggregate purchase price paid by the Purchasers for all of the Notes purchased hereunder (the "BASIC AMOUNT"), and with respect to each Purchaser that elects to purchase its Basic Amount, any additional portion of the Offered Securities attributable to the Basic Amounts of other Purchasers as such Purchaser shall indicate it will purchase or acquire should the other Purchasers subscribe for less than their Basic Amounts (the "UNDERSUBSCRIPTION AMOUNT").

                      (ii) To accept an Offer, in whole or in part, a Purchaser must deliver a written notice to the Company prior to the end of the ten (10) Business Day period of the Offer, setting forth the portion of the Purchaser's Basic Amount that such Purchaser elects to purchase and, if such Purchaser shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Purchaser elects to purchase (in either case, the "NOTICE OF ACCEPTANCE"). If the Basic Amounts subscribed for by all Purchasers are less than the total of all of the Basic Amounts, then each Purchaser who has set forth an Undersubcription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; PROVIDED, HOWEVER, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the "AVAILABLE UNDERSUBSCRIPTION AMOUNT"), each Purchaser who has subscribed for any Undersubscription Amount shall be entitled to purchase on that portion of the Available Undersubscription Amount as the Basic Amount of such Purchaser bears to the total Basic Amounts of all Purchasers that have subscribed for Undersubscription Amounts, subject to rounding by the Board of Directors to the extent its deems reasonably necessary.

                      (iii) The Company shall have five (5) Business Days from the expiration of the period set forth in Section 4.5(c)(ii) above to issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Purchasers (the "REFUSED SECURITIES"), but only to the offerees described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to the Company than those set forth in the Offer.

                      (iv) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 4.5(c)(iii) above), then each Purchaser may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Purchaser elected to purchase pursuant to Section 4.5(c)(ii) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Purchasers pursuant to
         Section 4.5(c)(ii) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered
         Securities. In the event that any Purchaser so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Purchasers in accordance with Section 4.5(c)(i) above.

                      (v) Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Purchasers shall acquire from the Company, and the Company shall issue to the Purchasers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 4.5(c)(iv) above if the Purchasers have so elected, upon the terms and conditions specified in the Offer. The purchase by the Purchasers of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Purchasers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Purchasers and their respective counsel.

                      (vi) Any Offered Securities not acquired by the Purchasers or other Persons in accordance with Section 4.5(c)(iii) above may not be issued, sold or exchanged until they are again offered to the Purchasers under the procedures specified in this Agreement.

                  (d) The restrictions contained in paragraphs (a) and (c) of this Section shall not apply to (x) Excluded Stock, (y) the issuance of Common Stock in connection with the IPO Event, or (z) any bona-fide underwritten public offering with a nationally recognized underwriter that will result in proceeds to the Company equal to or in excess of $5,000,000. In addition, the restrictions contained in paragraph (a) of this Section shall not apply (x) if the Company obtains the Lead Purchaser's consent or (y) to any Subsequent Placement made for the purpose of, and from which the proceeds are used for repayment of the Notes in full, provided, however, that the then-current holders of the Notes shall have a right of first refusal as described in Section 4.5(c) above with respect to any such Subsequent Placement described in this clause
(y).

4.6      SECURITIES  LAWS  DISCLOSURE;  PUBLICITY.  The  Company  and  the  Lead
Purchaser shall consult with each other in issuing any press releases or otherwise making public statements or filings and other communications with any regulatory agency or Trading Market with respect to the transactions contemplated hereby, and neither party shall issue any such press release or otherwise make any such public statement, filing or other communication without the prior consent of the other, except if such disclosure is required by law, in which case the disclosing party shall promptly provide the other party with prior notice of such public statement, filing or other communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission (except for the Registration Statement) or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except to the extent such disclosure (but not any disclosure as to the controlling Persons thereof) is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure. Notwithstanding any other provision contained in this Agreement, the Company (and each employee, representative or other agent of the Company) may disclose to any and all Persons the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions and tax analyses) that are provided relating to such tax treatment and tax structure. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents not to, provide any Purchaser with any material nonpublic information regarding the Company or any of its Subsidiaries from and after the Effective Date without the express written consent of such Purchaser. Subject to the foregoing, neither the Company nor any Purchaser shall issue any press releases or any other public statements, other than in the Registration Statement or as otherwise required by law, with respect to the transactions contemplated hereby. Each press release disseminated during the 12 months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

4.7 USE OF PROCEEDS. The Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and not for the satisfaction of any portion of the Company's debt (other than payment of trade payables and accrued expenses in the ordinary course of the Company's business and consistent with prior practices), to redeem any Company equity or equity-equivalent securities or to settle any outstanding litigation.

4.8 REIMBURSEMENT. If any Purchaser or any of its Affiliates or any officer, director, partner, controlling Person, employee or agent of a Purchaser or any of its Affiliates (a "RELATED PERSON") becomes involved in any capacity in any Proceeding brought by or against any Person in connection with or as a result of the transactions contemplated by the Transaction Documents, the Company will indemnify and hold harmless such Purchaser or Related Person for its reasonable legal and other expenses (including the costs of any investigation, preparation and travel) and for any Losses incurred in connection therewith, as such expenses or Losses are incurred, excluding only Losses that result directly from such Purchaser's or Related Person's gross negligence or willful misconduct or any breach of any representation, warranty or covenant of such Purchaser in the Transaction Documents. In addition, the Company shall indemnify and hold harmless each Purchaser and Related Person from and against any and all Losses, as incurred, arising out of or relating to any breach by the Company of any of the representations, warranties or covenants made by the Company in this Agreement or any other Transaction Document, or any allegation by a third party that, if true, would constitute such a breach. The conduct of any Proceedings for which indemnification is available under this paragraph shall be governed by Section 6.4(c) below. The indemnification obligations of the Company under this paragraph shall be in addition to any liability that the Company may otherwise have and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Purchasers and any such Related Persons. The Company also agrees that neither the Purchasers nor any Related Persons shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the transactions contemplated by the Transaction Documents, except to the extent that any Losses incurred by the Company result from the gross negligence or willful misconduct of the applicable Purchaser or Related Person in connection with such transactions, or any breach of any representation, warranty or covenant of such Purchaser in the Transaction Documents. If the Company breaches its obligations under any Transaction Document, then, in addition to any other liabilities the Company may have under any Transaction Document or applicable law, the Company shall pay or reimburse the Purchasers on demand for all costs of collection and enforcement (including reasonable attorneys fees and expenses). Without limiting the generality of the foregoing, the Company specifically agrees to reimburse the Purchasers on demand for all costs of enforcing the indemnification obligations in this paragraph. Each Purchaser hereby agrees to indemnify the Company for any Losses it suffers (including reasonable attorney's fees and expenses as well as costs of enforcement of the indemnification described herein) directly arising out of (a) the failure of such Purchaser to deliver the original Note to the Company at the time of conversion, other than an Automatic Conversion (as defined in the Note), and (b) the failure of such Purchaser to comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement.

4.9 FUNDAMENTAL CHANGES In addition to any other rights provided by law or set forth herein, from and after the date of this Agreement and until the earlier of (x) the date of the IPO Event, and (y) the Effective Date, the Company shall not without first obtaining the written approval of the Lead
Purchaser:

                  (a)   acquire or merge with any other business entity;

                  (b) sell a substantial portion of assets not in the ordinary course of business;

                  (c) enter into a transaction that results in or cause a Change of Control;

                  (d)   amend the company's charter or by-laws;

                  (e) purchase, redeem (other than pursuant to equity incentive agreements with non-officer employees giving the Company the right to repurchase shares upon the termination of services) or set aside any sums for the purchase or redemption of, or declare or pay any dividend (including a dividend payable in stock of the Company) or make any other distribution with respect to, any shares of capital stock or any other securities that are convertible into or exercisable for such stock;

                  (f) increase the number of shares issuable pursuant to any stock option or other equity incentive plan;

                  (g) change the nature of the Company's business to any business which is fundamentally distinct and separate from the business currently conducted by the Company;

                  (h) create, incur, assume or suffer to exist indebtedness greater than $100,000 in aggregate;

                  (i) create or suffer to exist any Lien or transfer upon or against any of its property or assets now owned or hereafter acquired, except for indebtedness less than $100,000 in aggregate; or

                  (j) cause or permit any Subsidiary of the Company directly or indirectly to take any actions described in clauses (a) through (j) above, other than issuing securities to the Company.

4.10 SHAREHOLDERS RIGHTS PLAN. No claim will be made or enforced by the Company or any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Underlying Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers.

4.11 ACKNOWLEDGMENT OF DILUTION. The Company acknowledges that the issuance of the Securities (including the Underlying Shares) will result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including without limitation its obligation to issue the Securities (including the Underlying Shares) in accordance with the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim that the Company may have against any Purchaser.

4.12 SENIORITY. For so long as the Notes are outstanding, (i) no indebtedness of the Company is or will be senior to or pari passu with this Note in right of payment, whether with respect of interest, damages or upon liquidation or dissolution or otherwise and (ii) the Company will not, and will not permit any Subsidiary to, directly or indirectly, enter into, create, incur, assume or suffer to exist any indebtedness for borrowed money of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom, that is senior or pari passu in any respect to the Company's obligations under the Notes, whether with respect to interest or upon liquidation or dissolution, or otherwise; provided, however, that the Company may incur any such indebtedness if the proceeds received in respect thereof are used for repayment of the Notes in full.

4.13 CONVERSION AND EXERCISE PROCEDURES. The form of Exercise Notice included in the Warrants and the form of Holder Conversion Notice included in the Notes set forth the totality of the procedures required by the Purchasers in order to exercise the Warrants or convert the Notes. No additional legal opinion or other information or instructions shall be necessary to enable the Purchasers to exercise their Warrants or convert their Notes. The Company shall honor exercises of the Warrants and conversions of the Notes and shall deliver Underlying Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.14     IPO EVENT.

                  (a) The Company shall use commercially reasonable efforts to cause the IPO Event to be consummated.

                  (b) In connection with the filing of a Registration Statement relating to the IPO Event, the Company shall provide Lead Purchaser written notice of such filing.

                  (c) In addition to providing the Purchasers with the information set forth under Section 6.2 herein, the Company shall promptly (but in no event later than 3 Business Days) provide the Lead Purchaser with the name of the underwriter, the pricing terms, the timing of the IPO Event and such other information as the Lead Purchaser shall reasonably request from time to time relating to the IPO Event and its status, to the extent available and to the extent such disclosure is not prohibited by applicable law.

                  (d) Each Purchaser agrees on behalf of itself that if the National Association of Securities Dealers, Inc. determines that any Notes or Warrants received by such Purchaser are "underwriter's compensation", then the Purchaser shall either (a) surrender such Warrant to the Company without consideration therefor, if such Warrant is deemed to constitute "underwriter's compensation" or (b) surrender such Note to the Company for prepayment, if the
Note is deemed to constitute "underwriter's compensation."

4.15 PLEDGE AGREEMENT. The Company shall deliver an executed Pledge Agreement within 60 days following the Closing Date; provided, however, that if after using its best efforts to obtain the consents described on Schedule 3.1(d) herein that are required for the Pledge Agreement, the Company fails to obtain such consents from the appropriate governmental authority, then the Company shall not be in breach of this Section 4.15 if it fails to deliver the Pledge Agreement. Notwithstanding anything to the contrary, the Company hereby agrees that it shall not transfer, pledge, assign, hypothecate or sell any of its assets to any Subsidiary, other than in the ordinary course of business and consistent with prior practice.

                                   ARTICLE V
                                   CONDITIONS

5.1 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE PURCHASERS. The obligation of each Purchaser to acquire Securities at the Closing is subject to the satisfaction or waiver by such Purchaser, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the date when made and as of the Closing as though made on and as of such date;

                  (b) PERFORMANCE. The Company and each other Purchaser shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing, including the conditions set forth in Section 2.2(a); and

                  (c) CONVERSION. Each of the Company's Preferred Stock shall have been converted into Common Stock in accordance with Schedule 5.1(c).

5.2 CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE COMPANY. The obligation of the Company to sell Securities at the Closing is subject to the satisfaction or waiver by the Company, at or before the Closing, of each of the following conditions:

                  (a) REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Purchasers contained herein shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made on and as of such date;

                  (b)   PERFORMANCE.   The  Purchasers   shall  have  performed,
satisfied and complied in all material respects with all covenants, agreements and conditions required by the

Transaction Documents to be performed, satisfied or complied with by the Purchasers at or prior to the Closing; and

(c)GROSS PROCEEDS. The gross proceeds to the Company from the sale of the Securities shall be not less than $2,000,000 and not more than $5,000,000.

                                   ARTICLE VI
                               REGISTRATION RIGHTS

6.1      REGISTRATION.

                  (a) In the event the IPO Event does not occur on or prior to the IPO Event Due Date or less than all the Registrable Securities are included in the Registration Statement filed relating to the IPO Event, then as promptly as possible, and in any event on or prior to the Filing Date, the Company shall prepare and file with the Commission a "Shelf" Registration Statement covering the resale of all Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith as the Purchasers may consent) and shall contain (except if otherwise directed by the Purchasers or otherwise required pursuant to written comments received from the Commission upon a review of such Registration Statement) the "Plan of Distribution" attached hereto as Exhibit D.

                  (b) The Company shall use its commercially reasonable efforts to cause the Registration Statement filed pursuant to Section 6.1(a) to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to the Required Effectiveness Date, and shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act (subject to Section 6.5 hereof) until the fifth anniversary of the Effective Date or such earlier date when all Registrable
Securities covered by such Registration Statement have been sold (the "EFFECTIVENESS PERIOD").

                  (c) The Company shall notify each Purchaser in writing promptly (and in any event within one Business Day) after receiving notification from the Commission that the Registration Statement has been declared effective.

                  (d) As promptly as possible, and in any event no later than the Post-Effective Amendment Filing Deadline, the Company shall prepare and file with the Commission a Post-Effective Amendment. The Company shall use its best efforts to cause the Post-Effective Amendment to be declared effective by the Commission as promptly as possible after the filing thereof, but in any event prior to twenty Business Day after the Post-Effective Amendment Filing Deadline. The Company shall notify each Purchaser in writing promptly (and in any event within one business day) after receiving notification from the Commission that the Post-Effective Amendment has been declared effective.

                  (e) Upon the occurrence of any Event (as defined below) and on every monthly anniversary thereof until the applicable Event is cured, as partial relief for the damages suffered therefrom by the Purchasers (which remedy shall not be exclusive of any other remedies available under this Agreement, at law or in equity), the Company shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1% of the aggregate purchase price paid by such Purchaser hereunder for the first month and 1.5% for each month thereafter. The payments to which a Purchaser shall be entitled pursuant to this Section 6.1(e) are referred to herein as "EVENT PAYMENTS". Any Event Payments payable pursuant to the terms hereof shall apply on a pro-rata basis for any portion of a month prior to the cure of an Event. In the event the Company fails to make Event Payments in a timely manner, such Event Payments shall bear interest at the rate of 1.5% per month (prorated for partial months) until paid in full.

For such purposes, each of the following shall constitute an "EVENT":

                      (i) the IPO Event has not occurred on or prior to the IPO Event Due Date;

                      (ii)the Registration Statement is not filed on or prior to the Filing Date or is not declared effective on or prior to the Required Effectiveness Date;

                      (iii) after the Effective Date, a Purchaser is not permitted to sell Registrable Securities under the Registration Statement (or a subsequent Registration Statement filed in replacement thereof) or Rule 144 for any reason for twenty or more Business Days (whether or not consecutive);

                      (iv)a Post-Effective Amendment is not filed on or prior to the Post-Effective Amendment Filing Deadline or is not declared effective on or prior to the 20th Business Day after the Post-Effective Amendment Filing Deadline;

                      (v) the Company fails for any reason to deliver a certificate evidencing any Securities to a Purchaser within (x) if prior to the IPO Event, three (3) Business Days, or (y) if on or following the IPO Event, ten (10) Business Days after delivery of such certificate is required pursuant to any Transaction Document or the exercise rights of the Purchasers pursuant to the Transaction Documents are otherwise suspended for any reason; or

                      (vi)the Company fails to have available a sufficient number of authorized but unissued and otherwise unreserved shares of Common Stock available to issue Underlying Shares upon any exercise of the Warrants.

                  (f) If (i) any Event  occurs and remains  uncured for 60 days;
(ii) the Company fails to make any cash payment required under the Transaction Documents and such failure is not cured within five days after notice of such default is first given to the Company by a Purchaser; or (iii) the Company breaches Section 4.9, then at any time or times thereafter any Purchaser may deliver to the Company a notice (a "REPURCHASE NOTICE") requiring the Company to repurchase all or any portion of (x) the outstanding principal amount of the Notes held by such Purchaser, at a repurchase price equal to 115% of such outstanding principal amount, plus all accrued but unpaid interest thereon through the date of payment, and (y) any Underlying Shares issued to such Purchaser upon the conversion or exercise of any Securities, at a repurchase price per share equal to 115% of either (A) if the Common Stock is not then listed or quoted on an Eligible Market, the fair market value of such Underlying Shares as determined by an independent investment bank selected by both the Company and the Lead Purchaser as of either (I) the date of delivery of such Repurchase Notice or (II) the date on which the applicable repurchase price for such Underlying Shares (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater, or (B), if the Common Stock is then listed or quoted on an Eligible Market, the average of the Closing Prices for the five Business Days preceding either (I) the date of delivery of such Repurchase Notice or (II) the date on which the applicable repurchase price for such Underlying Shares (together with any other payments, expenses and liquidated damages then due and payable under the Transaction Documents) is paid in full, whichever is greater (each such applicable repurchase price, collectively, the "REPURCHASE PRICE"). Notwithstanding anything to the contrary, a Purchaser may not deliver a Repurchase Notice with respect to clauses (i), (ii) or (iii) above in this Section 6.1(f), until the one year anniversary of the date hereof. If a Purchaser delivers a Repurchase Notice pursuant to this Section, the Company shall pay the aggregate Repurchase Price (together with any other payments, expenses and liquidated damages then due and payable pursuant to the Transaction Documents) to such Purchaser no later than the fifth Business Day following the date of delivery of the Repurchase Notice, and upon receipt thereof such Purchaser shall deliver original certificates evidencing the Securities so repurchased to the Company (to the extent such certificates have been delivered to such Purchaser). Notwithstanding the foregoing, immediately upon the occurrence of a Bankruptcy Event, each Purchaser will automatically be deemed to have delivered a Repurchase Notice pursuant to this paragraph and will be entitled to receive the corresponding Repurchase Price without any further action or notice to the Company. Notwithstanding anything to the contrary contained herein, except for clause (v) of Section 6.1(e), the provisions of
Section 6.1(e) and 6.1(f) shall not apply following an IPO Event.

                  (g) Except for the Registration Statement relating to the IPO Event, the Company shall not, prior to the Effective Date, prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities.

6.2 REGISTRATION PROCEDURES. In connection with the Company's registration obligations hereunder (including those related to the IPO Event), the Company shall:

                  (a) Not less than three Business Days prior to the filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to the Lead Purchaser and its counsel, Proskauer Rose LLP (the "LEAD PURCHASER COUNSEL") copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of the Lead Purchaser and Lead Purchaser Counsel, and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of the Lead Purchaser Counsel, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to Lead Purchaser shall reasonably object.

                  (b) (i) Prepare and file with the Commission such amendments, including post-effective amendments, to the Registration Statement and the Prospectus used in connection therewith as may be necessary to keep the Registration Statement continuously effective as to the applicable Registrable Securities for the Effectiveness Period and prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement, and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible, and in any event within ten days, to any comments received from the Commission with respect to the Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Purchasers true and complete copies of all correspondence from and to the Commission relating to the Registration Statement; and (iv) comply in all material respects with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all Registrable Securities covered by the Registration Statement during the applicable period in accordance with the intended methods of disposition by the Purchasers thereof set forth in the Registration Statement as so amended or in such Prospectus as so supplemented

                  (c) Notify Lead Purchaser of Registrable Securities to be sold and Lead Purchaser Counsel as promptly as reasonably possible, and (if requested by any such Person) confirm such notice in writing no later than three Business Day thereafter, of any of the following events: (i) the Commission notifies the Company whether there will be a "review" of any Registration Statement; (ii) the Commission comments in writing on any Registration Statement (in which case the Company shall deliver to Lead Purchaser a copy of such comments and of all written responses thereto except to the extent prohibited under Section 4.6 hereof); (iii) any Registration Statement or any post-effective amendment is declared effective; (iv) the Commission or any other Federal or state governmental authority requests any amendment or supplement to any Registration Statement or Prospectus or requests additional information related thereto; (v) the Commission issues any stop order suspending the effectiveness of any Registration Statement or initiates any Proceedings for that purpose; (vi) the Company receives notice of any suspension of the qualification or exemption from qualification of any Registrable Securities for sale in any jurisdiction, or the initiation or threat of any Proceeding for such purpose; (vii) the financial statements included in any Registration Statement become ineligible for inclusion therein or any statement made in any Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference is untrue in any material respect or any revision to a Registration Statement, Prospectus or other document is required so that it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or
(viii) when the continued effectiveness of the Registration Statement would require the Company to disclose a material financing, acquisition or other corporate transaction, which disclosure the Company shall have determined in good faith is not in the best interests of the Company and its stockholders at that time.

                  (d) Use its commercially reasonable efforts to avoid the issuance of or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of any Registration

Statement,  or (ii) any  suspension  of the  qualification  (or  exemption  from
qualification)   of  any  of  the   Registrable   Securities  for  sale  in  any
jurisdiction, at the earliest practicable moment.

                  (e) Furnish to Lead Purchaser and Lead Purchaser Counsel, without charge, at least one conformed copy of each Registration Statement and each amendment thereto, including financial statements and schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits to the extent requested by such Person (including those previously furnished or incorporated by reference) promptly after the filing of such documents with the Commission.

                  (f) Promptly deliver to each Purchaser and Lead Purchaser Counsel, without charge, not more than five copies of the Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request. Subject to Section 6.5, the Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by each of the selling Purchasers in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto.

                  (g) Except for the IPO Event, prior to any public offering of Registrable Securities, use its commercially reasonable efforts to register or qualify or cooperate with the selling Purchasers and Lead Purchaser Counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Purchaser reasonably requests in writing, to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period and to do any and all other acts or things reasonably necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by a Registration Statement; PROVIDED, HOWEVER, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject.

                  (h) Cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free, to the extent permitted by this Agreement, of all restrictive legends, and to enable such Registrable Securities to be in such denominations and registered in such names as any such Purchasers may request.

                  (i) Upon the  occurrence  of any event  described  in  Section
6.2(c)(vii), as promptly as reasonably possible, prepare a supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither the Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                  (j) The Company may require each selling Purchaser to furnish in writing to the Company a selling security holder questionnaire in the form attached hereto as Exhibit G (a "SELLING HOLDER QUESTIONNAIRE").

                  (k) The Company shall not be required to include the Registrable Securities of any Purchaser in the Registration Statement and shall not be required to pay any liquidated or other damages under clause (i) of
Section 6.1(e) to the extent it relates to failure to file the Registration Statement or become effective (nor shall any such Purchaser be entitled to exercise this rights in clause (i) of Section 6.1(f) to the extent it relates to failure to file the Registration Statement or become effective) to any Purchaser hereof who fails to furnish to the Company a fully completed Selling Holder Questionnaire at least five (5) Business Days prior to the Filing Date (to the extent requested in writing by the Company) or any other information that the Commission's staff may require from a Purchaser as a condition to allowing such Registration Statement to be declared effective under the Securities Act (as evidenced by written comments made by the Commission in its review of such Registration Statement and delivered to Lead Purchaser).

                  (l) Cooperate with any due diligence investigation undertaken by the Purchasers in connection with the sale of Registrable Securities, including without limitation by making available any material documents and information; provided that the Company will not deliver or make available to any Purchaser material, nonpublic information.

                  (m) Except for the IPO Event, if holders of a majority of the Registrable Securities being offered pursuant to a Registration Statement select underwriters for the offering, the Company shall enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, by providing customary legal opinions, comfort letters and indemnification and contribution obligations. Such holders shall be responsible for any underwriting discounts relating to such offering.

                  (n) Comply with all applicable rules and regulations of the Commission.

6.3 REGISTRATION EXPENSES. The Company shall pay (or reimburse the Purchasers for) all fees and expenses incident to the performance of or compliance with this Agreement by the Company, including without limitation (a) all registration and filing fees and expenses, including without limitation those related to filings with the Commission, any Trading Market and in connection with applicable state securities or Blue Sky laws, (b) printing expenses (including without limitation expenses of printing certificates for Registrable Securities and of printing prospectuses requested by the
Purchasers), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company, (e) fees and expenses of all other Persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement, and (f) all listing fees to be paid by the Company to the Trading Market.

6.4      INDEMNIFICATION.

                  (a) INDEMNIFICATION BY THE COMPANY. The Company shall, notwithstanding any termination of this Agreement, indemnify and hold harmless each Purchaser, the officers, directors, partners, members, agents, brokers (including brokers who offer and sell Registrable

Securities as principal as a result of a pledge or any failure to perform under a margin call of Common Stock), investment advisors and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, partners, members, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or relating to any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading, except to the extent, but only to the extent, that (i) such untrue statements, alleged untrue statements, omissions or alleged omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto or (ii) in the case of an occurrence of an event of the type specified in Section 6.2(c)(v)-(viii), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in Section 6.5. The Company shall notify the Purchasers promptly of the institution, threat or assertion of any Proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

                  (b)  INDEMNIFICATION  BY  PURCHASERS.  Each  Purchaser  shall, severally and not jointly, indemnify and hold harmless the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling Persons, to the fullest extent permitted by applicable law, from and against all Losses (as determined by a court of competent jurisdiction in a final judgment not subject to appeal or review) arising solely out of any untrue statement of a material fact contained in the Registration Statement, any Prospectus, or any form of prospectus, or in any amendment or supplement thereto, or arising solely out of any omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any Prospectus or form of prospectus or supplement thereto, in the light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statement or omission is contained in any information so furnished in writing by such Purchaser to the Company specifically for inclusion in such Registration Statement or such Prospectus or to the extent that (i) such untrue statements or omissions are based solely upon information regarding such Purchaser furnished in writing to the Company by such Purchaser expressly for use therein, or to the extent that such information relates to such Purchaser or such Purchaser's proposed method of distribution of Registrable Securities and was reviewed and expressly approved in writing by such Purchaser expressly for use in the Registration Statement, such Prospectus or such form of Prospectus or in any amendment or supplement thereto (it being agreed that the Purchasers have expressly and in writing approved EXHIBIT D for this purpose) or (ii) in the case of an occurrence of an event of the type specified in SECTION 6.2(C)(V)-(VIII), the use by such Purchaser of an outdated or defective Prospectus after the Company has notified such Purchaser in writing that the Prospectus is outdated or defective and prior to the receipt by such Purchaser of the Advice contemplated in SECTION 6.5. In no event shall the liability of any selling Purchaser hereunder be greater in amount than the dollar amount of the net proceeds received by such Purchaser upon the sale of the Registrable Securities giving rise to such indemnification obligation.

                  (c) CONDUCT OF INDEMNIFICATION PROCEEDINGS. If any Proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "INDEMNIFIED PARTY"), such Indemnified Party shall promptly notify the Person from whom indemnity is sought (the "INDEMNIFYING PARTY") in writing, and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that it shall be finally determined by a court of competent jurisdiction (which determination is not subject to appeal or further review) that such failure shall have proximately and materially adversely prejudiced the Indemnifying Party.

                  An Indemnified Party shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (i) the Indemnifying Party has agreed in writing to pay such fees and expenses; or (ii) the Indemnifying Party shall have failed promptly to assume the defense of such Proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such Proceeding; or
(iii) the named parties to any such Proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the Indemnifying Party), provided that under no circumstances shall the Indemnifying Party be responsible for the fees and expenses of more than one counsel for all Indemnified Parties with respect to a Proceeding arising out of the same claim. The Indemnifying Party shall not be liable for any settlement of any such Proceeding effected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending Proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such Proceeding.

                  All fees and  expenses  of the  Indemnified  Party  (including reasonable fees and expenses to the extent incurred in connection with investigating or preparing to defend such Proceeding in a manner not inconsistent with this Section) shall be paid to the Indemnified Party, as incurred, within ten Business Days of written notice thereof to the Indemnifying Party and submission of reasonably satisfactory documentation to the Indemnifying Party (regardless of whether it is ultimately determined that an Indemnified Party is not entitled to indemnification hereunder; provided, that the Indemnifying Party may require such Indemnified Party to undertake to reimburse all such fees and expenses to the extent it is finally judicially determined that such Indemnified Party is not entitled to indemnification hereunder).

                  (d) CONTRIBUTION. If a claim for indemnification under SECTION 6.4(A) or (B) is unavailable to an Indemnified Party (by reasons other than the specified exclusions to indemnification), then each Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Party in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission of a material fact, has been taken or made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include, subject to the limitations set forth in SECTION 6.4(C), any reasonable attorneys' or other reasonable fees or expenses incurred by such party in connection with any Proceeding to the extent such party would have been indemnified for such fees or expenses if the indemnification provided for in this Section was available to such party in accordance with its terms.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this SECTION 6.4(D) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 6.4(d), no Purchaser shall be required to contribute, in the aggregate, any amount in excess of the amount by which the proceeds actually received by such Purchaser from the sale of the Registrable Securities subject to the Proceeding exceeds the amount of any damages that such Purchaser has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

                  The indemnity and contribution agreements contained in this Section are in addition to any liability that the Indemnifying Parties may have to the Indemnified Parties.

6.5 DISPOSITIONS. Each Purchaser agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to the Registration Statement. Each Purchaser further agrees that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in Sections 6.2(c)(v), (vi), (vii) or (viii) such Purchaser will discontinue disposition of such Registrable Securities under the Registration Statement until such Purchaser's receipt of the copies of the supplemented Prospectus and/or amended Registration Statement contemplated by Section 6.2(j), or until it is advised in writing (the "ADVICE") by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph.

6.6 NO PIGGYBACK ON REGISTRATIONS. Except in connection with the IPO Event or as set forth in Schedule 6.6, neither the Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the Registration Statement other than the Registrable Securities, and the Company shall not after the date hereof enter into any agreement providing any such right to any of its security holders.

6.7 PIGGY-BACK REGISTRATIONS. If (a)(x) at any time during the Effectiveness Period when there is not an effective Registration Statement covering all of the Registrable Securities and the Purchasers cannot otherwise dispose of the Registrable Securities under Rule 144 or (y) on or prior to the IPO Event Due Date and (b) the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with stock option or other employee benefit plans, then the Company shall send to each Purchaser written notice of such determination and if, within fifteen days after receipt of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such Purchaser requests to be registered.

                                  ARTICLE VII
                                  MISCELLANEOUS

7.1 TERMINATION. This Agreement may be terminated by the Company or any Purchaser, by written notice to the other parties, if the Closing has not been consummated by the third Business Day following the date of this Agreement; provided that no such termination will affect the right of any party to sue for any breach by the other party (or parties).

7.2 FEES AND EXPENSES. At the Closing, the Company shall pay to Vertical Ventures, LLC an aggregate of $35,000 for their legal fees and expenses incurred in connection with the preparation and negotiation of the Transaction Documents. In lieu of the foregoing payment, Vertical Ventures, LLC may retain such amount at the Closing. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the issuance of the Securities.

7.3 ENTIRE AGREEMENT. The Transaction Documents, together with the Exhibits and Schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents,
exhibits  and  schedules.   At  or  after  the  Closing,   and  without  further
consideration, the Company will execute and deliver to the Purchasers such further documents as may be reasonably requested in order to give practical effect to the intention of the parties under the Transaction Documents. Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Company Securities.

7.4 NOTICES. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the Business Day following the date of mailing, if sent by internationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses and facsimile numbers for such notices and communications are those set forth on the signature pages hereof, or such other address or facsimile number as may be designated in writing hereafter, in the same manner, by such Person. In addition, copies of all such notices and communications shall also be provided to EarlyBirdCapital, Inc. at 600 Third Avenue, New York, New York 10016, to the attention of Steven Levine, on or about such time as each such notice and communication is otherwise required to be delivered in accordance to the terms hereof.

7.5 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each of the Purchasers holding not less than a majority of the Securities or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Purchasers under Article VI and that does not directly or indirectly affect the rights of other Purchasers may be given by Purchasers holding at least a majority of the Registrable Securities to which such waiver or consent relates.

7.6 CONSTRUCTION. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

7.7 SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Purchasers. Any Purchaser may assign its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions hereof that apply to the "Purchasers." Notwithstanding anything to the contrary herein, Securities may be assigned to any Person in connection with a bona fide margin account or other loan or financing arrangement secured by such Securities.

7.8 NO THIRD-PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Related Person is an intended third party beneficiary of Section 4.8 and each Indemnified Party is an intended third party beneficiary of Section 6.4 and (in each case) may enforce the provisions of such Sections directly against the parties with obligations thereunder.

7.9 GOVERNING LAW; VENUE; WAIVER OF JURY TRAIL. ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE COMPANY AND PURCHASERS HEREBY IRREVOCABLY SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE CITY OF NEW YORK, BOROUGH OF MANHATTAN FOR THE ADJUDICATION OF ANY DISPUTE BROUGHT BY THE COMPANY OR ANY PURCHASER HEREUNDER, IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVE, AND AGREE NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING BROUGHT BY THE COMPANY OR ANY PURCHASER, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, OR THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY AND PURCHASERS HEREBY WAIVE ALL RIGHTS TO A TRIAL BY JURY.

7.10 SURVIVAL. The representations, warranties, agreements and covenants contained herein shall survive the Closing and the delivery, exercise of the Securities and/or conversion, as applicable; provided that the representations and warranties set forth in Sections 3.1 and 3.2 shall expire upon the earlier to occur of (i) two years from the Closing Date, and (ii) the one year anniversary of the Effective Date of the Registration Statement.

7.11 EXECUTION. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

7.12 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

7.13 RESCISSION AND WITHDRAWAL RIGHT. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

7.14 REPLACEMENT OF SECURITIES. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Securities.

7.15 REMEDIES. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of the Purchasers and the Company will be entitled to specific performance under the Transaction Documents. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agrees to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

7.16 PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to any Purchaser hereunder or pursuant to the Warrants or any Purchaser enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company by a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

7.17 ADJUSTMENTS IN SHARE NUMBERS AND PRICES. In the event of any stock split, subdivision, dividend or distribution payable in shares of Common Stock (or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly shares of Common Stock), combination or other similar recapitalization or event occurring after the date hereof, each reference in any Transaction Document to a number of shares or a price per share shall be amended to appropriately account for such event.

7.18 INDEPENDENT NATURE OF PURCHASERS' OBLIGATIONS AND RIGHTS. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance of the obligations of any other Purchaser under any Transaction Document. The decision of each Purchaser to purchase Notes pursuant to this Agreement has been made by such Purchaser independently of any other Purchaser and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or of the Subsidiary which may have been made or given by any other Purchaser or by any agent or employee of any other Purchaser, and no Purchaser or any of its agents or employees shall have any liability to any other Purchaser (or any other Person) relating to or arising from any such information, materials, statements or opinions. Nothing contained herein or in any Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Document. Each Purchaser acknowledges that no other Purchaser has acted as agent for such Purchaser in connection with making its investment hereunder and that no other Purchaser will be acting as agent of such Purchaser in connection with monitoring its investment hereunder. Each Purchaser shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.


                           [SIGNATURE PAGES TO FOLLOW]

         IN WITNESS  WHEREOF,  the parties  hereto  have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.



                                    GURUNET CORPORATION

                                    By:      __________________________
                                    Name:
                                    Title:

                                    Address for Notice:

                                    c/o Guru Technologies Israel Ltd.
                                    Building 98, Jerusalem Technology Park
                                    P.O. Box 48253
                                    Jerusalem 91481, ISRAEL
                                    Facsimile No.:   (845) 818-3974
                                    Telephone No.:   (845) 818-3988
                                    Attn:   Mr. Robert S. Rosenschein



         With a copy to:      Morrison Cohen Singer & Weinstein, LLP
                                    750 Lexington Avenue
                                    New York, NY 10022
                                    Facsimile No.:  (212) 735-8708
                                    Telephone No.:  (212) 735-8600
                                    Attn:  Robert Cohen, Esq.


                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                     SIGNATURE PAGES FOR PURCHASERS FOLLOW]

                                    VERTICAL VENTURES, LLC



                                    By:      __________________________
                                    Name:
                                    Title:

                                    Purchase Price:   $[        ]

                                    Aggregate  Principal Amount of Notes
                                    to be acquired: [ ]

                                    Underlying Shares subject to Warrant: [ ](1)

                                    Underlying Shares subject to Lead
                                             Purchaser Warrant            [ ]

                                    Address for Notice:

                                    Vertical Ventures, LLC
                                    641 Lexington Ave, 26th Floor
                                    New York, NY  10022
                                    Facsimile No.: (212) 207-3452
                                    Telephone No.: (212) 974-3070
                                    Attn: Joshua Silverman and Michael Chill

         With a copy to:      Proskauer Rose LLP
                                    1585 Broadway
                                    New York, New York  10036-8299
                                    Facsimile No.:  (212) 969-2900
                                    Telephone No.:  (212) 969-3000
                                    Attn:  Adam J. Kansler, Esq.




--------
(1) Vertical --- Equal to 1/3 of the principal amount of the Note.

                                    [            ]



                                    By:   __________________________
                                    Name:
                                    Title:

                                    Purchase Price:   $[   ]

                                    Aggregate  Principal Amount of Notes
                                    to be acquired: [   ]

                                    Underlying Shares subject to Warrant:  [   ]

                                    Address for Notice:

                                    [    ]
                                    Facsimile No.:
                                    Telephone No.:
                                    Attn:

         Exhibits:

         A-1      Form of Warrant
         A-2      Form of Lead Purchaser Warrant
         B        Form of Note
         C        Form of Opinion of Company Counsel
         D        Plan of Distribution
         E        Form of Transfer Agent Instructions
         F-1      Form of Restricted Persons Lock-up Letter
         F-2      Form of Purchaser Lock-up Letter
         G        Form of Selling Stockholder Questionnaire
         H        Form of Pledge Agreement
         I        Form of Security Agreement
         J        Form of NASD Questionnaire